UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2026

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 23, 2026, Landstar System Holdings, Inc. (the “Company”) announced that the Board of Directors approved William Clement to serve as the Company’s Chief Commercial Officer, effective August 1, 2026. Mr. Clement will assume responsibility for the Company’s commercial team and will lead Landstar’s commercial strategy with primary responsibility for supporting the success of Landstar’s independent agent network, advancing customer relationships, and enhancing the effectiveness of the entire commercial organization. Mr. Clement is a seasoned transportation and logistics business leader, having spent more than 30 years in transportation, including the last 8 years at trucking company CRST. Mr. Clement will become a member of the Company’s Executive Leadership Team and will report to Chief Executive Officer Frank Lonegro.

In connection with Mr. Clement joining the Company, Jim Applegate will transition from his current role as Chief Corporate Sales, Strategy & Specialized Freight Officer to a new role as Chief Strategy & Transformation Officer. Mr. Applegate will continue to serve as a member of the Executive Leadership Team and will continue to report to Chief Executive Officer Frank Lonegro.

The Company further announced that Matthew Dannegger will transition from his role as Chief Field Sales Officer of the Company, effective July 31, 2026, to serve as Special Advisor to the Chief Executive Officer until his departure from the Company on March 1, 2027.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Press Release, dated July 23, 2026, of Landstar System, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: July 23, 2026	By:	/s/ James P. Todd
Name: James P. Todd
Title: Vice President, Chief Financial Officer and Assistant Secretary